EXECUTION COPY

SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 28, 2007 by and among THE ST. JOE COMPANY (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of July 22, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”) and the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is amended by restating Section 9.1.(b) thereof in its entirety as follows:

(b) Minimum Fixed Charge Coverage Ratio. The ratio of (i) Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ending to (ii) Fixed Charges for such period, to be less than 2.50 to 1.00 at any time.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower and the Requisite Lenders;

(b) Evidence that Section 10.4 of each of the 2002 Note Agreements and of each of the Note Purchase Agreements dated as of August 25, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “2005 Note Agreements”) by and between the Borrower and the purchasers of $65,000,000 of the Borrower’s 5.28% Senior Secured Notes, Series G, due August 25, 2015, $65,000,000 of the Borrower’s 5.38% Senior Secured Notes, Series H, due August 25, 2017 and $20,000,000 of the Borrower’s 5.49% Senior Secured Notes, Series I, due August 25, 2020, has been amended to change the period for calculating the financial ratio contained in such Section from two fiscal quarters to four fiscal quarters; and

(c) Such other documents, instruments and agreements as the Agent may reasonably request.

The condition precedent contained in the immediately preceding subsection (b) shall apply only so long as, and only to the extent, the 2002 Note Agreements and the 2005 Note Agreements, as applicable, remain in effect.

Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize, execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d) 2004 Notes. No Notes (as defined in the 2004 Note Agreements) are outstanding.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except for changes in factual circumstances not prohibited under the Credit Documents.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

THE ST. JOE COMPANY

By: /s/ Stephen W. Solomon
Stephen W. Solomon
Senior Vice President — Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Agent

By: /s/ Matthew Ricketts
Name: Matthew Ricketts
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

BANK OF AMERICA, N.A.

By: /s/ Steven H. Cohn
Name: Steven H. Cohn
Title: Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Edwin S. Poole, III
Name: Edwin S. Poole, III
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

SUNTRUST BANK

By: /s/ William C. Barr, III
Name: William C. Barr, III
Title: Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Wayne Robertson
Name: Wayne Robertson
Title: Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

REGIONS BANK

By: /s/ David L. Waller
Name: David L. Waller
Title: Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

COMERICA BANK, a Michigan Banking Corporation

By: /s/ William Piana
Name: William Piana
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

BRANCH BANKING AND TRUST CO.

By: /s/ Carl T. McFarland
Name: Carl T. McFarland
Title: Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

FIFTH THIRD BANK

By: /s/ John A. Marian
Name: John A. Marian
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

CAROLINA FIRST BANK

By: /s/ Charles D. Chamberlain
Name: Charles D. Chamberlain
Title: Executive Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By: /s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: Vice President / Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

NORTHWEST FARM CREDIT SERVICES, PCA

By: /s/ Casey J. Kinzer
Name: Casey J. Kinzer
Title: Account Manager

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to Second Amendment to Third Amended and
Restated Credit Agreement with The St. Joe Company]

BMO CAPITAL MARKETS FINANCING, INC.

By: /s/ Scott W. Morris
Name: Scott W. Morris
Title: Vice President